                                                                   EXHIBIT 10.01



                            LIFETIME PROGRAM CONTRACT
                       BETWEEN GENERAL MOTORS CORPORATION
                     NORTH AMERICAN OPERATIONS ("BUYER") AND
                 AMERICAN AXLE & MANUFACTURING, INC. ("SELLER")



1.       Purchase of Product

Seller agrees to sell, and Buyer agrees to purchase, 100% of Buyer's production and service requirements for the following product (the "Product" or "Goods"):

Part Number     Description       Per Unit Price      Annual Daily Tool Capacity

 See Attached GMT-800 (INCLUDING ALL DERIVATIVES SUCH AS BUT NOT LIMITED TO THE
                 805, 806, 820, 830 & 880) Schedule, Exhibit B



2.       Term

The term of this Agreement is for the "life of the Product", which is defined as the duration of the GMT-800 (INCLUDING ALL DERIVATIVES SUCH AS BUT NOT LIMITED TO THE 805, 806, 820, 830 & 880) style presently projected to run from * * * through * * *.


3.       Prices; Price Reduction

The per unit price of the Product is F.O.B. Seller's Plant. Price for model year
* * * is subject to the following annual percentage reduction from the prior years price:


 See Attached GMT-800 (INCLUDING ALL DERIVATIVES SUCH AS BUT NOT LIMITED TO THE
                 805, 806, 820, 830 & 880) Schedule, Exhibit B



Purchases of Productive Material by Buyer for Seller shall continue through December 31, 2002, or such earlier date established by agreement of AAM and GM. Thereafter, except for increases or decreases in Seller's cost by reason of Seller's participation in Buyer's Steel Resale Program; Buyer's pricing adjustment policy(ies) for non-ferrous metals; or permitted under Buyer's Purchase Order Terms and Conditions no adjustments will be made hereunder for increases or decreases in Seller's costs for materials. Except for the increases or decreases set forth above, no other pricing adjustments (e.g. labor or overhead) will be made except by agreement between AAM and GM.

In addition, Buyer and Seller will use their best efforts to implement cost savings and productivity improvements, as set forth in Exhibit A attached hereto, in order to reduce Seller's costs, with the understanding the 50 percent (50%) of jointly achieved net savings (after deduction of expenditures for development, applications, engineering tools, prototypes and financing) will be applied to reduce the price of the Product to Buyer and the balance will be for the benefit of Seller.


4.       Supplier Development; Quality Control

Seller agrees to participate in Buyer's supplier quality and development program(s). In addition, Seller shall comply with all quality requirements and procedures specified by Buyer, as the same may be revised from time to time, including those applicable to Seller as set forth in Quality System Requirements QS-9000.


5.       Right to Purchase from Others

5.1. Seller will assure that the Product remains competitive in terms of technology, design, and quality with similar goods available to Buyer during the term of this Agreement. If, in the reasonable opinion of Buyer, the Product does not remain competitive, Buyer, to the extent it is free to do so, will advise Seller in writing of the area(s) in which another product is more competitive with respect to technology, design or quality. If, within 150 days, Seller does not agree to immediately sell the Product with comparable technology, design or quality, Buyer may give notice of termination of this Agreement and after a period of one (1) year after such notice may purchase from another supplier without liability to Seller.

5.2. It is agreed by the parties that nothing in this Paragraph 5 shall modify or otherwise limit Buyer's right under Paragraph 12 ("Cancellation") of Buyer's Purchase Order Terms and Conditions.


6.       Technical Information: Waiver of Claims

6.1. Buyer and Seller will cooperate to create, maintain, update and share technical information about the Product and its manufacture, without restriction, as needed, and in compliance with Buyer's drafting and math data standards.

6.2. In the event Buyer exercises its right to terminate or cancel this Agreement, for reasons other than those set forth in Paragraph 5 above, and then makes the Product or purchases the Product from another supplier, Seller agrees not to bring any action or claim against Buyer, its suppliers, dealers, or customers for any reason, excluding any claim for infringement of patents or other proprietary rights, arising from the manufacture, use and sale of the Product or use of the information furnished by Seller to Buyer under this Agreement. Seller will secure the necessary agreements with its employees and sub-contractors to assure compliance with this Section 6.

7.       Purchase Order Terms and Conditions

Buyer's Purchase Order Terms and Conditions (1986), a copy of which is attached, are hereby incorporated into this Agreement by reference. It is understood that Paragraph 13 TERMINATION will not be applicable with respect to this contract. Any amendment to or revision of such Terms and Conditions shall also become a part hereof, provided that: (i) Buyer provides Seller with a copy of the Terms and Conditions as amended or revised; and (ii) Seller does not object to said amendment or revised Terms and Conditions within thirty (30) days after receipt. The Terms and Conditions and any amendment or revision made a part thereof shall be construed, to the extent possible, as consistent with the terms and conditions set forth herein and as cumulative; provided, however, that if such construction is unreasonable, terms and conditions set forth herein shall control.

This Agreement is effective upon its execution. The parties hereby agree that this agreement supersedes the Component Supply Agreement between them, dated February 28, 1994, as amended, as it relates to the subject matter contained herein and removes any requirement with respect to components covered hereby for GM to give notice of non-renewal under such agreement.



Seller                                 Buyer

By /s/ Brian McKenna                   By /s/ Gloria Jackson
   ----------------------------------     ------------------------------
Title Director, Sales                  Title Manager - Metallic
      -------------------------------        ---------------------------
Date April 30, 2001                    Date 6/05/01
     --------------------------------       ----------------------------

                                                                       EXHIBIT A



                        "LIFETIME CONTRACT COST SAVINGS"


         Some examples of Cost Savings which shall be shared equally by the parties are set forth in (a), (b), and (c) below:

               (a) AAM requests from GM Engineering a dimensional change in an Existing Component that reduces scrap and improves efficiency. If granted, the savings with respect to that Existing Component would be shared equally by the two parties.

               (b) GM and AAM are both working on deproliferation of Existing Component Part Numbers by changing parts to commonize them. Savings with respect to such Existing Components would be shared by the two parties.

               (c) AAM or GM requests a material change applicable to a particular Existing Component or Components that would improve efficiency or reduce tool costs. These savings with respect to such Existing Components would be shared equally by the two parties.

         Improvements which are not attributable to specific components and improvements in processing, operating conditions, labor efficiency, scrap reduction, or any other area made by AAM as a result of its management expertise and knowledge or contributions by AAM employees, without any input from GM, are not included in the Cost Savings computation and are the exclusive property of AAM.

                                                                       EXHIBIT B

                            LIFETIME PROGRAM CONTRACT
                                     GMT-800

====================================================================================================================================
                                                               03/11/96
                                                               LETTER      MODEL YEAR
                                                     02/21/96  RAMP DOWN   * * *                                          SUCCEEDING
            CURRENT                                  LO1-PER   *PER        ANNUAL DAILY   2004     2005     2006     2007    YEARS
 LOI-P/N     P/N             DESCRIPTION           UNIT PRICE  UNIT PRICE  TOOL CAPACITY  * * *    * * *    * * *    * * *     0.0%
------------------------------------------------------------------------------------------------------------------------------------
                           8.6" REAR AXLES
15711501   15015678  GMT-800 Rear Axle - 3.08 Std.     * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
15711512   15015679  GMT-800 Rear Axle - 3.42 Std.     * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
15711514   15015680  GMT-800 Rear Axle - 3.42 L/D      * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
15711578   15015681  GMT-800 Rear Axle - 3.73 Std.     * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
15711580   15015682  GMT-800 Rear Axle - 3.73 L/D      * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
15711584   15015683  GMT-800 Rear Axle - 4.10 Std.     * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
15711585   15015684  GMT-800 Rear Axle - 4.10 L/D      * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
15711509   15711509  GMT-800 Rear Axle - 3.42 Std.     * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
15711510   15711510  GMT-800 Rear Axle - 3.42 L/D      * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
15711575   15711575  GMT-800 Rear Axle - 3.73 Std.     * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
15711577   15711577  GMT-800 Rear Axle - 3.73 L/D      * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
15711590   15711590  GMT-800 Rear Axle - 4.10 Std.     * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
15711591   15711591  GMT-800 Rear Axle - 4.10 L/D      * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
------------------------------------------------------------------------------------------------------------------------------------

                           9.5" REAR AXLES
15711605   15034171  GMT-800 Rear Axle - 3.42 Std.     * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
----       15034168  GMT-800 Rear Axle - 3.42 L/D      * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
15711558   15034174  GMT-800 Rear Axle - 3.73 Std.     * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
15711559   15034175  GMT-800 Rear Axle - 3.73 L/D      * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
15711588   15034178  GMT-800 Rear Axle - 4.10 Std.-HD  * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
15711589   15034179  GMT-800 Rear Axle - 4.10 L/D-HD   * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
15711562   15711562  GMT-800 Rear Axle - 3.73 Std.-HD  * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
15711564   15711564  GMT-800 Rear Axle - 3.73 L/D      * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
15711592   15711592  GMT-800 Rear Axle - 4.10 Std.-HD  * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
15711594   15711594  GMT-800 Rear Axle - 4.10 L/D-HD   * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
====================================================================================================================================


*     Unit Price is less brake components.
**    Unit Price is less brake components and locking differential.
***   Program change pending engineering/commercial direction.
TBD pricing to be added upon commercial resolution.

                            LIFETIME PROGRAM CONTRACT
                                     GMT-800

====================================================================================================================================
                                                               03/11/96
                                                               LETTER      MODEL YEAR
                                                     02/21/96  RAMP DOWN   * * *                                          SUCCEEDING
            CURRENT                                  LO1-PER   *PER        ANNUAL DAILY   2004     2005     2006     2007    YEARS
 LOI-P/N     P/N             DESCRIPTION            UNIT PRICE UNIT PRICE  TOOL CAPACITY  * * *    * * *    * * *    * * *     0.0%
------------------------------------------------------------------------------------------------------------------------------------
                           10.5" REAR AXLES
           15034170  GMT-800 Rear Axle - 3.42 SW-Std.  * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
           15034169  GMT-800 Rear Axle - 3.42 SW/L/D   * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
15711565   15034172  GMT-800 Rear Axle - 3.73 SW-Std.  * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
15711566   15034173  GMT-800 Rear Axle - 3.73 SW-L/D   * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
15711595   15034176  GMT-800 Rear Axle - 4.10 SW-Std.  * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
15711596   15034177  GMT-800 Rear Axle - 4.10 SW-L/D   * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
           15006686  GMT-800 Rear Axle - 3.42 SW-Std.  * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
           15006687  GMT-800 Rear Axle - 3.42 SW/L/D   * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
15711567   15711567  GMT-800 Rear Axle - 3.73 SW-Std.  * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
15711568   15711568  GMT-800 Rear Axle - 3.73 SW-L/D   * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
15711597   15711597  GMT-800 Rear Axle - 4.10 SW-Std.  * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
15711598   15711598  GMT-800 Rear Axle - 4.10 SW-L/D   * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
15711599   15711599  GMT-800 Rear Axle - 4.10 DW-Std.  * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
15711600   15711600  GMT-800 Rear Axle - 4.10 DW-L/D   * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
15711601   15711601  GMT-800 Rear Axle - 4.10 DW-Std.  * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
           15711602  GMT-800 Rear Axle - 4.10 DW-L/D   * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
15711603   15711603  GMT-800 Rear Axle - 4.10 DW-Std.  * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
15711604   15711604  GMT-800 Rear Axle - 4.10 DW-L/D   * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
           15723486  GMT-800 Rear Axle - 4.10 SW-Std.  * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
------------------------------------------------------------------------------------------------------------------------------------

                           8.25" FRONT AXLES
26036554   15714577  GMT-800 Front Axle - 3.73         * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
26036556   15714579  GMT-800 Front Axle - 4.10         * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
26036556   15008264  GMT-800 Front Axle - 4.10 AWD     * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *

------------------------------------------------------------------------------------------------------------------------------------

                           9.25" FRONT AXLES
26036557   15714576  GMT-800 Front Axle - 3.42         * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
26036558   15714578  GMT-800 Front Axle - 3.73         * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
26036559   15714580  GMT-800 Front Axle - 4.10         * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
           15152106  GMT-800 Front Axle - 3.54         * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
           15033002  GMT-800 Front Axle - 3.54 HD      * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
           15033003  GMT-800 Front Axle - 4.10 HD      * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
           15033014  GMT-800 Front Axle - 3.73 HD      * * *     * * *      * * *         * * *    * * *    * * *    * * *     * * *
====================================================================================================================================

*     Unit Price is less brake components.
**    Unit Price is less brake components and locking differential.
***   Program change pending engineering/commercial direction.
TBD pricing to be added upon commercial resolution.

                            LIFETIME PROGRAM CONTRACT
                                     GMT-800

====================================================================================================================================
                                                                    MODEL YEAR
                                                         04/03/97   * * *                                                 SUCCEEDING
     PART NUMBER                                         LO1-*PER   ANNUAL DAILY  2004      2005       2006      2007        YEARS
 LOI-P/N CURRENT P/N               DESCRIPTION           UNIT PRICE TOOL CAPACITY * * *     * * *      * * *     * * *       0.0%
------------------------------------------------------------------------------------------------------------------------------------
15152107   15152107   GMT-800 Rear Axle - 3.54 SW-Std.    * * *     * * *         * * *     * * *      * * *     * * *        * * *
15152108   15152108   GMT-800 Rear Axle - 3.54 SW-L/D     * * *     * * *         * * *     * * *      * * *     * * *        * * *
15152115   15033006   GMT-800 Rear Axle - 4.10 SW-Std.    * * *     * * *         * * *     * * *      * * *     * * *        * * *
15152116   15033007   GMT-800 Rear Axle - 4.10 SW-L/D     * * *     * * *         * * *     * * *      * * *     * * *        * * *
15152109   15033004   GMT-800 Rear Axle - 3.54 DW-Std.    * * *     * * *         * * *     * * *      * * *     * * *        * * *
15152110   15033005   GMT-800 Rear Axle - 3.54 DW-L/D     * * *     * * *         * * *     * * *      * * *     * * *        * * *
15152117   15033008   GMT-800 Rear Axle - 4.10 DW-Std.    * * *     * * *         * * *     * * *      * * *     * * *        * * *
15152118   15033009   GMT-800 Rear Axle - 4.10 DW-L/D     * * *     * * *         * * *     * * *      * * *     * * *        * * *
15152111   15152111   GMT-800 Rear Axle - 3.54 DW-Std.    * * *     * * *         * * *     * * *      * * *     * * *        * * *
15152112   15152112   GMT-800 Rear Axle - 3.54 DW-L/D     * * *     * * *         * * *     * * *      * * *     * * *        * * *
15152113   15152113   GMT-800 Rear Axle - 3.54 DW-Std.    * * *     * * *         * * *     * * *      * * *     * * *        * * *
15152114   15152114   GMT-800 Rear Axle - 3.54 DW-L/D     * * *     * * *         * * *     * * *      * * *     * * *        * * *
15152119   15033010   GMT-800 Rear Axle - 4.10 DW-Std.    * * *     * * *         * * *     * * *      * * *     * * *        * * *
15152120   15033011   GMT-800 Rear Axle - 4.10 DW-L/D     * * *     * * *         * * *     * * *      * * *     * * *        * * *
15152121   15033012   GMT-800 Rear Axle - 4.10 DW-Std.    * * *     * * *         * * *     * * *      * * *     * * *        * * *
15152122   15033013   GMT-800 Rear Axle - 4.10 DW-L/D     * * *     * * *         * * *     * * *      * * *     * * *        * * *
15011604   15011604   GMT-800 Rear Axle - 3.73 DW-Std.    * * *     * * *         * * *     * * *      * * *     * * *        * * *
15011605   15011605   GMT-800 Rear Axle - 3.73 DW-L/D     * * *     * * *         * * *     * * *      * * *     * * *        * * *
15011606   15011606   GMT-800 Rear Axle - 3.73 DW-Std.    * * *     * * *         * * *     * * *      * * *     * * *        * * *
15011607   15011607   GMT-800 Rear Axle - 3.73 DW-L/D     * * *     * * *         * * *     * * *      * * *     * * *        * * *
====================================================================================================================================


*     Unit Price is less brake components.
**    Unit Price is less brake components and locking differential.
***   Program change pending engineering/commercial direction.
TBD pricing to be added upon commercial resolution.

                            LIFETIME PROGRAM CONTRACT
                                     GMT-800


====================================================================================================================================
                                                                02/21/96    MODEL YEAR
                                                                BASE LO1-   * * *                                         SUCCEEDING
     PART NUMBER                                                PER         ANNUAL DAILY   2004    2005     2006    2007    YEARS
 LOI-P/N CURRENT P/N                   DESCRIPTION              UNIT PRICE  TOOL CAPACITY  * * *   * * *    * * *   * * *    0.0%
------------------------------------------------------------------------------------------------------------------------------------
                                GMT-800 K-AUXILIARY PROPSHAFTS
15711973       15711973       GMT-800 Front Auxiliary Propshaft  * * *       * * *         * * *   * * *    * * *   * * *    * * *
15711975       15711975       GMT-800 Front Auxiliary Propshaft  * * *       * * *         * * *   * * *    * * *   * * *    * * *
15719954       15719954       GMT-800 Front Auxiliary Propshaft  * * *       * * *         * * *   * * *    * * *   * * *    * * *
15024434       15024434       GMT-800 Front Auxiliary Propshaft  * * *       * * *
15031215       15031215       GMT-800 Front Auxiliary Propshaft  * * *       * * *


                                        GMT-800 PROPSHAFTS
15711948       15711948       GMT-800 I Piece Propshaft          * * *       * * *         * * *   * * *    * * *   * * *    * * *
15711949       15711949       GMT-800 I Piece Propshaft          * * *       * * *         * * *   * * *    * * *   * * *    * * *
15711958       15711958       GMT-800 I Piece Propshaft          * * *       * * *         * * *   * * *    * * *   * * *    * * *
15711962       15711962       GMT-800 I Piece Propshaft          * * *       * * *         * * *   * * *    * * *   * * *    * * *
15711968       15711968       GMT-800 I Piece Propshaft          * * *       * * *         * * *   * * *    * * *   * * *    * * *
15711969       15711969       GMT-800 I Piece Propshaft          * * *       * * *         * * *   * * *    * * *   * * *    * * *
15711970       15711970       GMT-800 I Piece Propshaft          * * *       * * *         * * *   * * *    * * *   * * *    * * *

                                        GMT-800 PROPSHAFTS
15711978       15034170       GMT-800 2 Piece Propshafts         * * *       * * *         * * *   * * *    * * *   * * *    * * *
15711981       15034169       GMT-800 2 Piece Propshafts         * * *       * * *         * * *   * * *    * * *   * * *    * * *
15711984       15034172       GMT-800 2 Piece Propshafts         * * *       * * *         * * *   * * *    * * *   * * *    * * *
15711991       15034173       GMT-800 2 Piece Propshafts         * * *       * * *         * * *   * * *    * * *   * * *    * * *
15711992       15034176       GMT-800 2 Piece Propshafts         * * *       * * *         * * *   * * *    * * *   * * *    * * *

                                        GMT-810 PROPSHAFTS
15711959       15711959       GMT-810 1 Piece Propshaft          * * *       * * *         * * *   * * *    * * *   * * *    * * *
15713677       15713677       GMT-810 1 Piece Propshaft          * * *       * * *         * * *   * * *    * * *   * * *    * * *

                                        GMT-820 PROPSHAFTS
15711965       15711965       GMT-820 1 Piece Propshaft          * * *       * * *         * * *   * * *    * * *   * * *    * * *
15712400       15712400       GMT-820 1 Piece Propshaft          * * *       * * *         * * *   * * *    * * *   * * *    * * *

                                        GMT-830 PROPSHAFTS
15713680       15713680       GMT-830 1 Piece Propshaft          * * *       * * *         * * *   * * *    * * *   * * *    * * *



*    Program change pending engineering/commercial direction.
TBD pricing to be added upon commercial resolution.
05/29/98

                           LIFETIME PROGRAM CONTRACT
                                    GMT-800

======================== ============================== ============ ============= ======= ======= ======= ======= ============
                                                                      MODEL YEAR
                                                          04/07/95       * * *                                      SUCCEEDING
      PART NUMBER                                       BASE LO1-PER ANNUAL DAILY   2004    2005    2006    2007       YEARS
 LOI-P/N   CURRENT P/N             DESCRIPTION           UNIT PRICE  TOOL CAPACITY  * * *   * * *   * * *   * * *       0.0%
--------- -------------- ------------------------------ ------------ ------------- ------- ------- ------- ------- ------------

                              GMT-800 LINKAGE ASSEMBLY
15710260  15031788       GMT-800 Linkage Assembly           * * *        * * *      * * *   * * *   * * *   * * *       * * *
15710270  15031789       GMT-800 Linkage Assembly           * * *        * * *      * * *   * * *   * * *   * * *       * * *
15712360  15031790       GMT-800 Linkage Assembly           * * *        * * *      * * *   * * *   * * *   * * *       * * *
15712362       N/A       GMT-800 Linkage Assembly           * * *        * * *      * * *   * * *   * * *   * * *       * * *
--------- -------------- ------------------------------ ------------ ------------- ------- ------- ------- ------- ------------

                               GMT-800 IDLER ASSEMBLY
15710272       N/A       GMT-800 Idler Assembly             * * *        * * *      * * *   * * *   * * *   * * *       * * *
15712363       N/A       GMT-800 Idler Assembly             * * *        * * *      * * *   * * *   * * *   * * *       * * *
15712364  15712364       GMT-800 Idler Assembly             * * *        * * *      * * *   * * *   * * *   * * *       * * *
15712365  15712365       GMT-800 Idler Assembly             * * *        * * *      * * *   * * *   * * *   * * *       * * *
--------- -------------- ------------------------------ ------------ ------------- ------- ------- ------- ------- ------------

                                 GMT-800 PITMAN ARM
15712439  26058799       GMT-800 Pitman Arm                 * * *        * * *      * * *   * * *   * * *   * * *       * * *
15712440       N/A       GMT-800 Pitman Arm                 * * *        * * *      * * *   * * *   * * *   * * *       * * *
15712441       N/A       GMT-800 Pitman Arm                 * * *        * * *      * * *   * * *   * * *   * * *       * * *
15712442       N/A       GMT-800 Pitman Arm                 * * *        * * *      * * *   * * *   * * *   * * *       * * *
========= ============== ============================== ============ ============= ======= ======= ======= ======= ============


* Pricing includes Idler Assy as part of Linkage Assy.

** Pricing is included in the above Linkage Assy due to Program direction to attach Idler Assy to Linkage. Original LOI stated Linkage at $35.00 and Idler at $18.20.

05/29/98

                           LIFETIME PROGRAM CONTRACT
                                    GMT-800


======================== =============================== ============ ============= ======= ======= ======= ======= ============
                                                                       MODEL YEAR
                                                           05/02/95       * * *                                      SUCCEEDING
      PART NUMBER                                        BASE LO1-PER ANNUAL DAILY   2004    2005    2006    2007       YEARS
 LOI-P/N   PART NUMBER             DESCRIPTION            UNIT PRICE  TOOL CAPACITY  * * *   * * *   * * *   * * *       0.0%
--------- -------------- ------------------------------- ------------ ------------- ------- ------- ------- ------- ------------
                           GMT-800 FRONT STABILIZER BARS
15711021  15711021       GMT-800 Front Stabilizer Bar        * * *        * * *      * * *   * * *   * * *   * * *       * * *
15713265  15713265       GMT-800 Front Stabilizer Bar        * * *        * * *      * * *   * * *   * * *   * * *       * * *
15713264  15154185       GMT-800 Front Stabilizer Bar        * * *        * * *      * * *   * * *   * * *   * * *       * * *
--------- -------------- ------------------------------- ------------ ------------- ------- ------- ------- ------- ------------

                            GMT-800 REAR STABILIZER BARS
15153314    15153314     GMT-800 Rear Stabilizer Bar         * * *        * * *      * * *   * * *   * * *   * * *       * * *
15153315    15153315     GMT-800 Rear Stabilizer Bar         * * *        * * *      * * *   * * *   * * *   * * *       * * *
15153316    15153316     GMT-800 Rear Stabilizer Bar         * * *        * * *      * * *   * * *   * * *   * * *       * * *
15713472    15713472     GMT-800 Rear Stabilizer Bar         * * *                   * * *   * * *   * * *   * * *       * * *
======================== =============================== ============ ============= ======= ======= ======= ======= ============

* Portions of this Exhibit 10.01 were omitted and filed separately with the Secretary of the Securities and Exchange Commission (the "Commission") pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 406 under the Securities Act of 1933, as amended. Such portions are marked by the symbol "* * *".


* Program change pending engineering/commercial direction.

05/29/98